Exhibit 10.1(c)

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 20, 2019 by and among FWR Holding Corporation, a Delaware corporation (the “Borrower”), AI Fresh Parent, Inc., a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the lenders holding the New Delayed Draw Term Commitments (as defined below) party hereto (the “New Delayed Draw Term Lenders”), the other Lenders party hereto and Golub Capital Markets LLC (“Golub Capital”), in its capacities as administrative agent and collateral agent for the Secured Parties (in such capacities and together with its successors and assigns, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower (successor by merger to AI Fresh Merger Sub, Inc., a Delaware corporation), Holdings, the Administrative Agent and the Lenders from time to time party thereto are parties to that certain Credit Agreement, dated as of August 21, 2017 (as amended by that certain First Amendment to Credit Agreement, dated as of February 28, 2019, by and among the Borrower, Holdings, the lenders party thereto and the Administrative Agent, and as may be further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested new delayed draw term loan commitments in an aggregate principal amount of $40,000,000 (the “New Delayed Draw Term Commitments”), which will be made available on the Second Amendment Effective Date (as defined below), and which New Delayed Draw Term Commitments shall constitute a separate Class of Initial Delayed Draw Term Loan Commitments under the Credit Agreement and the loans thereunder (the “New Delayed Draw Term Loans”) shall constitute Initial Delayed Draw Term Loans under the Credit Agreement;

WHEREAS, the Borrower has requested, and the Lenders party hereto have agreed, to amend the Credit Agreement in certain respects on the terms and subject to the conditions set forth herein; and

WHEREAS, each Loan Party party hereto (collectively, the “Reaffirming Parties” and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments to Credit Agreement. Effective as of the Second Amendment Effective Date:

a. Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“First Amendment Initial Delayed Draw Term Loan Commitment” means the commitments of the Initial Delayed Draw Term Lenders to make Initial Delayed Draw Term Loans hereunder established pursuant to the First Amendment on the First Amendment Effective Date.

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, among the Borrower, Holdings, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.

“Second Amendment Initial Delayed Draw Term Loan Commitment” means the commitments of the Initial Delayed Draw Term Lenders to make Initial Delayed Draw Term Loans hereunder established pursuant to the Second Amendment on the Second Amendment Effective Date.

“Second Amendment Effective Date” means December 20, 2019.

b. The definition of “Initial Delayed Draw Term Loan Commitment” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Initial Delayed Draw Term Loan Commitment” means, with respect to each Term Lender, (a) with respect to the First Amendment Initial Delayed Draw Term Loan Commitment, the commitment of such Term Lender to make Initial Delayed Draw Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Initial Delayed Draw Term Lender’s name on the Commitment Schedule and (b) with respect to the Second Amendment Initial Delayed Draw Term Loan Commitment, the commitment of such Term Lender to make Initial Delayed Draw Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Initial Delayed Draw Term Lender’s name on the Commitment Schedule, in each case under the preceding clauses (a) and (b) as the same may be (x) reduced from time to time pursuant to Section 2.09 and (y) reduced or increased from time to time pursuant to assignments by or to such Term Lender pursuant to Section 9.05. The aggregate amount of the Term Lenders’ Initial Delayed Draw Term Loan Commitments (i) on the Closing Date was $50,000,000, all of which was funded prior to the First Amendment Effective Date, (ii) on the First Amendment Effective Date was $50,000,000, of which $35,000,000 was funded prior to the Second Amendment Effective Date, and (iii) on the Second Amendment Effective Date: (x) in respect of the First Amendment Initial Delayed Draw Term Loan Commitment, is $15,000,000, and (y) in respect of the Second Amendment Initial Delayed Draw Term Loan Commitment is $40,000,000.

c. The definition of “Initial Delayed Draw Term Loan Commitment Termination Date” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Initial Delayed Draw Term Loan Commitment Termination Date” means (a) in the case of the First Amendment Initial Delayed Draw Term Loan Commitment, the earlier of (x) February 28, 2021 and (y) the date such Initial Delayed Draw Term Loan Commitment is wholly terminated pursuant to Section 2.09(a)(ii)(A) or Section 2.09(b)(ii) and (b) in the case of the Second Amendment Initial Delayed Draw Term Loan Commitment, the earlier of (x) date that is two years after the Second Amendment Effective Date and (y) the date such Initial Delayed Draw Term Loan Commitment is wholly terminated pursuant to Section 2.09(a)(ii)(A) or Section 2.09(b)(ii).

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d. Section 2.01(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(iii) each Initial Delayed Draw Term Lender severally, and not jointly, agrees to make Initial Delayed Draw Term Loans to the Borrower in Dollars in a principal amount not to exceed its Initial Delayed Draw Term Loan Commitment at any time and from time to time on and after the Closing Date, and until the earlier of (A) the Initial Delayed Draw Term Loan Commitment Termination Date and (B) the termination of the Initial Delayed Draw Term Loan Commitment of such Initial Delayed Draw Term Lender in accordance with the terms hereof; it being understood and agreed that, on and after the Second Amendment Effective Date until the Initial Delayed Draw Term Loan Commitment Termination Date with respect to the First Amendment Initial Delayed Draw Term Loan Commitment, Initial Delayed Draw Term Loans shall be deemed to be made first, in reliance on the unused portion of the First Amendment Initial Delayed Draw Term Loan Commitment until the unused portion of the First Amendment Initial Delayed Draw Term Loan Commitment is $0, and then, in reliance on the unused portion of the Second Amendment Initial Delayed Draw Term Loan Commitment. The First Amendment Initial Delayed Draw Term Loan Commitment shall constitute a separate Class from the Second Amendment Initial Delayed Draw Term Loan Commitment for all purposes under this Agreement. The Initial Delayed Draw Term Loans and Initial Term Loans are the same Class of Term Loans for all purposes under this Agreement. On the Initial Delayed Draw Term Loan Commitment Termination Date, to the extent requested by the Borrower in accordance with Section 2.03, the Initial Delayed Draw Term Loans may be borrowed in an amount not to exceed any unused Initial Delayed Draw Term Loan Commitment as of the date of such Borrowing.

e. Schedule 1.01(a) of the Credit Agreement is hereby replaced with Schedule 1.01(a) attached hereto.

3. New Delayed Draw Term Commitments.

Each of the Borrower, the Administrative Agent and the Lenders party hereto hereby acknowledge and agree that the aggregate amount of Initial Delayed Draw Term Loan Commitment immediately prior to the effectiveness of this Amendment is $15,000,000. Each New Delayed Draw Term Lender severally and not jointly agrees to establish on the Second Amendment Effective Date its respective New Delayed Draw Term Commitments as set forth on Schedule I attached hereto in an aggregate amount equal to $40,000,000, which New Delayed Draw Term Commitments shall constitute Initial Delayed Draw Term Loan Commitments for all purposes under the Credit Agreement and the other Loan Documents. Each Lender with an Initial Delayed Draw Term Loan Commitment severally and not jointly agrees, on the terms and subject to the conditions set forth in the Credit Agreement, to lend to the Borrower from time to time on or after the Second Amendment Effective Date, up to the amount set forth opposite such Lender’s name on the Commitment Schedule under the headings “First Amendment Initial Delayed Draw Term Loan Commitment” and “Second Amendment Initial Delayed Draw Term Loan Commitment”. Each such Loan shall be made in addition to the existing Initial Loans and not in repayment thereof, and the proceeds thereof shall be used in accordance with Section 5.11 of the Credit Agreement. Without limiting the generality of the foregoing, any Initial Delayed Draw Term Loans made on or after the Second Amendment Effective Date shall (i) constitute Obligations under the Loan Documents and have all of the benefits thereof, (ii) have all of the rights, remedies, privileges and protections applicable to the Initial Loans under the Credit Agreement and the other Loan Documents and (iii) be secured on a pari passu basis by the Liens granted to the Administrative Agent under any Collateral Document. For the avoidance of doubt, the New Delayed Draw Term Commitments shall not constitute Incremental Commitments and the establishment thereof shall not constitute a utilization of the Incremental Cap under the Credit Agreement.

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4. Conditions Precedent to Second Amendment Effective Date. This Amendment shall be effective on the date (the “Second Amendment Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms herein:

a. the Administrative Agent shall have received counterparts of this Amendment executed by (i) the Borrower and each other Loan Party, (ii) the Lenders constituting Required Lenders (each existing Lender party to this Amendment, a “Consenting Lender”) and (iii) the New Delayed Draw Term Lenders;

b. prior to or substantially concurrently with the Second Amendment Effective Date, the Administrative Agent shall have received all expenses required to be paid by the Borrower pursuant to Section 9.03(a) of the Credit Agreement in connection with this Amendment for which invoices have been presented at least three Business Days prior to the Second Amendment Effective Date or such later date to which the Borrower may agree (including the reasonable and documented out-of-pocket fees and expenses of legal counsel required to be paid pursuant to Section 9.03(a) of the Credit Agreement);

c. the Administrative Agent (or its counsel) shall have received (i) a certificate of each Loan Party, dated as of the Second Amendment Effective Date and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation, formation or organization of such Loan Party, certified by the relevant authority of its jurisdiction of organization, (x) the certificate or articles of incorporation, formation or organization of such Loan Party attached thereto has not been amended (except as attached thereto) since the date reflected thereon, (y) attached thereto is a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto as of the Second Amendment Effective Date and such by-laws or operating, management, partnership or similar agreement are in full force and effect and (z) attached thereto is a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution and delivery of this Amendment, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or other authorized signatories of such Loan Party who are authorized to sign this Amendment and (ii) a good standing (or equivalent) certificate for each Loan Party from the relevant authority of its jurisdiction of organization, dated as of a recent date;

d. the Administrative Agent (or its counsel) shall have received, on behalf of itself and the New Delayed Draw Term Lenders on the Second Amendment Effective Date, a customary written opinion of (x) Weil, Gotshal & Manges LLP, as counsel for Holdings, the Borrower and each other Loan Party and (y) local counsel for the Loan Parties organized in Colorado, in each case, (i) dated the Second Amendment Effective Date and (ii) addressed to the Administrative Agent and the New Delayed Draw Term Lenders;

e. the Administrative Agent shall have received (i) a certificate in substantially the form of Exhibit O to the Credit Agreement from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Borrower dated as of the Second Amendment Effective Date and certifying as to the matters set forth therein, after giving effect to the transactions contemplated herein and (ii) a certificate from a Responsible Officer of the Borrower certifying as to the matters set forth in Sections 4(f) and (g) below;

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f. the representations and warranties contained in Section 5 hereof shall be true and correct to the extent required by the terms hereof;

g. at the time of and immediately after giving effect to this Amendment, no Event of Default shall have occurred and be continuing; and

h. the Administrative Agent, for the account of each Lender with a New Delayed Draw Term Commitment, shall have received a closing fee (the “Closing Fee”) in an amount equal to 1.00% of the New Delayed Draw Term Commitments provided by such Lender on the Second Amendment Effective Date.

5. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and each New Delayed Draw Term Lender that, as of the Second Amendment Effective Date, the representations and warranties of the Loan Parties set forth in the Credit Agreement (as amended by this Amendment) and the other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct (after giving effect to any qualification therein) in all material respects as of such date or for such period; provided, further, that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates or for such periods.

6. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby. For the avoidance of doubt, each Consenting Lender agrees Section 2.12(f) of the Credit Agreement shall not apply to the amendments contemplated hereby, and no premium, fee or other amount shall be payable under such Section as a result of this Amendment and the transactions contemplated hereby.

7. Reaffirmation. Each of the Reaffirming Parties, as party to the Credit Agreement and/or certain of the Collateral Documents and the other Loan Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) consents to the amendment of the Credit Agreement effected hereby, (ii) acknowledges and agrees that all of its obligations under the Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis and are hereby ratified and confirmed in all respects, in each case as amended by this Amendment, (iii) reaffirms (A) each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties and (B) any guaranties made by it pursuant to the Loan Guaranty, (iv) acknowledges and agrees that the grants of security interests by it contained in the Security Agreement and any other Collateral Document shall remain in full force and effect and continue to secure the obligations of the Loan Parties under the Credit Agreement after giving effect to the Amendment and (v) agrees that the Obligations include, among other things and without limitation, the payment of any principal or interest on the New Delayed Draw Term Loans under the Credit Agreement as amended by this Amendment. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

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8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment.

9. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns in accordance with Section 9.05 of the Credit Agreement.

10. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.

a. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

b. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, FEDERAL COURT. EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE REQUIREMENTS OF LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ITS RIGHTS UNDER ANY COLLATERAL DOCUMENT.

c. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.

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d. TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 9.01 OF THE CREDIT AGREEMENT. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE REQUIREMENTS OF LAW.

e. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11. Severability. To the extent permitted by applicable Requirements of Law, any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

FWR HOLDING CORPORATION, as the Borrower

By:	/s/ Kenneth L. Pendery, Jr.
Name: Kenneth L. Pendery, Jr
Title: Executive Chairman

AI FRESH PARENT, INC., as Holdings

By:	/s/ Christopher Tomasso
Name: Christopher Tomasso
Title: President

Signature Page to Second Amendment to Credit Agreement

FIRST WATCH RESTAURANTS, INC.
FIRST WATCH FRANCHISE DEVELOPMENT CO.
E&I HOLDINGS, INC.
GOOD EGG RESTAURANTS, LLC

By:	/s/ Kenneth L. Pendery, Jr.
Name: Kenneth L. Pendery, Jr
Title: Executive Chairman

FIRST WATCH E&I RESTAURANT GROUP LLC

By:	FIRST WATCH RESTAURANTS, INC., its sole member

By:	/s/ Kenneth L. Pendery, Jr.
Name: Kenneth L. Pendery, Jr
Title: Executive Chairman

Signature Page to Second Amendment to Credit Agreement

As Agent

GOLUB CAPITAL MARKETS LLC

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

As Lender

GCIC CLO II LLC
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 16(M)-R, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 17(M)-R, Ltd.
By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 18(M)-R, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Signature Page to Second Amendment to Credit Agreement

Golub Capital Partners CLO 21(M)-R, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 24(M)-R, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 25(M)-R, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 28(M), Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital Partners CLO 44(M), Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Signature Page to Second Amendment to Credit Agreement

Golub Capital Partners CLO 45(M), Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital BDC CLO 2014 LLC
By: GC Advisors LLC, its Collateral Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital PERLS Direct Lending Program, L.P.
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

PEARLS X, L.P.
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Golub Capital BDC Holdings LLC
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Signature Page to Second Amendment to Credit Agreement

GC Finance Operations LLC
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCIC Holdings LLC
By: Golub Capital BDC, Inc., its sole member
By: GC Advisors LLC, its Manager

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCPF Loan Funding D, L.P.
By: GC Advisors LLC, its agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

GCP Finance 5 Ltd.
By: GC Advisors LLC, as agent

By:	/s/ Marc C. Robinson
Name: Marc C. Robinson
Title: Managing Director

Signature Page to Second Amendment to Credit Agreement

ARES CENTRE STREET PARTNERSHIP, L.P., as a Lender

By: Ares Centre Street GP, Inc., as general partner

By:	/s/ Michael L. Smith
Name: Michael L. Smith
Title: Authorized Signatory

NATIONWIDE LIFE INSURANCE COMPANY, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Michael L. Smith
Name: Michael L. Smith
Title: Authorized Signatory

NATIONWIDE MUTUAL INSURANCE COMPANY, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Michael L. Smith
Name: Michael L. Smith
Title: Authorized Signatory

AO MIDDLE MARKET CREDIT FINANCING L.P., as a Lender

By:	/s/ Michael L. Smith
Name: Michael L. Smith
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

ARES CSIDF HOLDINGS LLC, as a Lender

By:	/s/ Michael L. Smith
Name: Michael L. Smith
Title: Authorized Signatory

ARES JASPER FUND HOLDINGS LLC, as a Lender

By:	/s/ Michael L. Smith
Name: Michael L. Smith
Title: Authorized Signatory

ARES JASPER FUND L.P., as a Lender

By:	/s/ Michael L. Smith
Name: Michael L. Smith
Title: Authorized Signatory

SALI FUND MANAGEMENT, as a Lender

By:	/s/ Michael L. Smith
Name: Michael L. Smith
Title: Authorized Signatory

PREMIA LV 1 LTD, as a Lender

By:	/s/ Michael L. Smith
Name: Michael L. Smith
Title: Authorized Signatory

CADEX CREDIT FINANCING LLC, as a Lender

By:	/s/ Michael L. Smith
Name: Michael L. Smith
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

TCG BDC SPV LLC, as a Lender

By:	/s/ Pranai Cheroo
Name: Pranai Cheroo
Title: Vice President

CARLYLE DIRECT LENDING CLO 2015-1R LLC, as a Lender

By:	/s/ Pranai Cheroo
Name: Pranai Cheroo
Title: Vice President

TCG BDC, INC., as a Lender

By:	/s/ Pranai Cheroo
Name: Pranai Cheroo
Title: Vice President

CDL 2018-1, LP, as a Lender

By:	/s/ Pranai Cheroo
Name: Pranai Cheroo
Title: Vice President

CPC V, L.P., as a Lender

By:	/s/ Pranai Cheroo
Name: Pranai Cheroo
Title: Vice President

CPC V SPV LLC, as a Lender

By:	/s/ Pranai Cheroo
Name: Pranai Cheroo
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

CDL 2018-2, LP, as a Lender

By:	/s/ Pranai Cheroo
Name: Pranai Cheroo
Title: Vice President

Signature Page to Second Amendment to Credit Agreement

MC UNI SUBSIDIARY LLC, as a Lender

By:	/s/ Omar Eraiqat
Name: Omar Eraiqat
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT II LLC, as a Lender

By:	/s/ Brendan McGovern
Name: Brendan McGovern
Title: Authorized Signatory

GOLDMAN SACHS PRIVATE MIDDLE MARKET LENDING CORP., as a Lender

By:	/s/ Brendan McGovern
Name: Brendan McGovern
Title: Authorized Signatory

GOLDMAN SACHS BDC, INC., as a Lender

By:	/s/ Brendan McGovern
Name: Brendan McGovern
Title: Authorized Signatory

GOLDMAN SACHS PRIVATE MIDDLE MARKET CREDIT SPV LLC, as a Lender

By:	/s/ Brendan McGovern
Name: Brendan McGovern
Title: Authorized Signatory

SENIOR CREDIT (UWF) LLC, as a Lender

By:	/s/ Brendan McGovern
Name: Brendan McGovern
Title: Authorized Signatory

SENIOR CREDIT FUND (UCR) SPV LLC, as a Lender

By:	/s/ Brendan McGovern
Name: Brendan McGovern
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

ARES CAPITAL CORPORATION, as a Lender

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

CION ARES DIVERSIFIED CREDIT FUND, as a Lender

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF SALI MULTI-SERIES FUND, L.P., as a Lender

By: Ares Management LLC, its investment subadvisor
By: Ares Capital Management LLC, as subadvisor

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ALTERNATIVE BLOCK FOR BROADLY SYNDICATED ASSETS ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P., as a Lender

By: Ares Management LLC, its investment subadvisor

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

AC AMERICAN FIXED INCOME IV, L.P., as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

AO MIDDLE MARKET CREDIT L.P., as a Lender by its general partner, OCM Middle Market Credit G.P. Inc.

By:	/s/ K. Patel
Name: K. Patel
Title: Director

By:	/s/ Jeremy Ehrlich
Name: Jeremy Ehrlich
Title: Director

FEDERAL INSURANCE COMPANY, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

SC ACM PRIVATE DEBT FUND L.P., as a Lender

By: Ares Capital Management LLC, its investment advisor

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

GREAT AMERICAN INSURANCE COMPANY, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

GREAT AMERICAN LIFE INSURANCE COMPANY, as a Lender

By: Ares Capital Management LLC, its investment manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory